Exhibit 10.5
AMENDMENT TO AGREEMENT OF LEASE
between
PURCHASE CORPORATE PARK ASSOCIATES
and
IVF AMERICA, INC.
          AMENDMENT TO AGREEMENT OF LEASE, made as of this ___ day of January, 1995, between PURCHASE CORPORATE PARK ASSOCIATES, a New York partnership having an office at 625 Madison Avenue, New York, New York 10022 (“Landlord”), and IVF AMERICA, INC., a Delaware corporation having an office at One Manhattanville Road, Purchase, New York 10577 (“Tenant”).
W I T N E S S E T H:
          WHEREAS, Landlord and Tenant entered into that certain Agreement of Lease (the “Lease”), dated as of September 27, 1994, demising certain premises (the “Original Premises”) situated at One Manhattanville Road, Purchase, New York (capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Lease); and
          WHEREAS, Landlord and Tenant wish to amend the Lease in order, among other things, to reflect the additional demise of storage space (the “New Premises”) in the basement of Building D, upon the terms and conditions set forth herein;
          NOW, THEREFORE, Landlord and Tenant, for themselves, their heirs, distributees, executors, administrators, legal representatives, trustees, successors and assigns, hereby covenant and agree that the Lease is amended as follows:
          1. Upon the full execution hereof by both parties hereto, Exhibit C annexed to this Amendment shall be added to Exhibit C to the Lease, and the “demised premises” shall mean the Original Premises and the New Premises.
          2. The “Commencement Date” with respect to the New Premises shall be January 15, 1995.
          3. Upon the Commencement Date, Sections 1.2(i), (ii) and (iii) shall be amended in their entirety to read:
          “(i) One Hundred Fifty-Six Thousand Five Hundred Fifty-Seven and 00/100 Dollars ($156,557.00) per year until January 14, 1997;
          (ii) One Hundred Seventy-Two Thousand Five Hundred Sixty-Three and 00/100 Dollars ($172,563.00) per year for the period commencing January 15, 1997 and ending on January 14, 1999; and
     (iii) One Hundred Eighty-Eight Thousand Five Hundred Sixty-Nine and 00/100 Dollars ($188,569.00) per year for the period commencing on January 15, 1999 and ending on the Expiration Date.”
          4. Section 5.1 is amended to provide that the New Premises may be used only for “dead” storage in connection with Tenant’s business, and for no other purpose.
          5. Landlord shall not be required to provide any services to the New Premises other than electricity for lighting purposes.
          IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

PURCHASE CORPORATE PARK ASSOCIATES
By:	/s/ Warren L. Schwerin
Name:
Title:

IVF AMERICA, INC.
By:	/s/ Dwight P. Ryan
	Name:	Dwight P. Ryan
	Title:	VP - CFO